Exhibit 10.1

AMENDMENT NUMBER 1 TO THE MAKE GOOD ESCROW AGREEMENT

THIS AMENDMENT NUMBER 1 TO THE MAKE GOOD ESCROW AGREEMENT, dated as of August 14, 2009 (this “Amendment”), is entered into by and among China Valves Technology, Inc. (f/k/a Intercontinental Resources, Inc.), a Nevada corporation (the "Company"), Bin Li (the "Make Good Pledgor"), Brean Murray Carret & Co., LLC as Investor agent (“Investor Agent”), the undersigned, who constitute at least a majority in interest of the investors in the Company’s August 2008 private placement (the “Investors”) and Escrow, LLC, as escrow agent ("Escrow Agent").  Capitalized terms used herein but not otherwise defined herein shall have the respective meanings set forth in the Make Good Agreement (as defined below).

BACKGROUND

The Company and the Investors (including the Purchasers) are parties to that certain Make Good Escrow Agreement, dated as of August 26, 2008 (the “Make Good Agreement”).  The parties to this Amendment wish to amend certain provisions of the Make Good Agreement as set forth in this Amendment.  Section 14 of the Make Good Agreement provides that the Make Good Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent, the Company, the Make Good Pledgor and the Investor Agent (upon consent of the Investors holding a majority of the Shares issued at Closing under the Securities Purchase Agreement (“Major Investors”)).  This Amendment constitutes a written agreement signed by the necessary parties in order to effectuate the amendments to the Make Good Agreement specified below.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

SECTION 1.1.   Amendment.  The parties hereto agree that the Make Good Agreement shall be amended as set forth in this Section 1.1.

The second and third paragraphs in Section 4(a) of the Make Good Agreement are each hereby amended and restated in their entirety as follows:

“In the event that either (i) the Earnings Per Share (as defined below) reported in the Annual Report of the Company for the fiscal year ending December 31, 2009, as filed with the Commission on Form 10-K (or such other form appropriate for such purpose as promulgated by the Commission) (the “2009 Annual Report”) is less than $0.334 per share on a fully diluted basis (as equitably adjusted for any stock splits, stock combinations, stock dividends or similar transactions) (the “2009 Guaranteed EPS”) or (ii) the After Tax Net Income reported in the 2009 Annual Report is less than $21,000,000 (the “2009 Guaranteed ATNI”), the Escrow Agent (on behalf of the Make Good Pledgor) will transfer the 2009 Make Good Shares to the Investors on a pro rata basis (determined by dividing each Investor’s Investment Amount by the aggregate of all Investment Amounts delivered to the Company by the Investors under the Securities Purchase Agreement) as specified in Exhibit A to this Agreement for no consideration other than payment of their respective Investment Amount paid to the Company at Closing and without any need for action or notice by or on behalf of any Investor.  The “2009 Make Good Shares” means 8,388,688 shares of Common Stock, as equitably adjusted for any stock splits, stock combinations, stock dividends or similar transactions.

In the event that either (i) the Earnings Per Share reported in the Annual Report of the Company for the fiscal year ending December 31, 2010, as filed with the Commission on Form 10-K (or such other form appropriate for such purpose as promulgated by the Commission) (the “2010 Annual Report”) is less than $0.541 per share on a fully diluted basis (as equitably adjusted for any stock splits, stock combinations, stock dividends or similar transactions) (the “2010 Guaranteed EPS”) or (ii) the After Tax Net Income reported in the 2010 Annual Report is less than $34,000,000 (the “2010 Guaranteed ATNI”), the Escrow Agent (on behalf of the Make Good Pledgor) will transfer the 2010 Make Good Shares to the Investors on a pro rata basis (determined by dividing each Investor’s Investment Amount by the aggregate of all Investment Amounts delivered to the Company by the Investors under the Securities Purchase Agreement) as specified in Exhibit A to this Agreement for no consideration other than payment of their respective Investment Amount paid to the Company at Closing and without any need for action or notice by or on behalf of any Investor.  The “2010 Make Good Shares” means 8,388,688 shares of Common Stock, as equitably adjusted for any stock splits, stock combinations, stock dividends or similar transactions.”

SECTION 1.2.   Full Force and Effect.  For the avoidance of doubt, all other provisions of the Make Good Agreement shall remain in full force and effect.

ARTICLE II

MISCELLANEOUS

SECTION 2.1.   Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.2.   Entire Agreement. This Amendment along with the Make Good Agreement and the other Transaction Documents contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Amendment.

SECTION 2.3.   Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

CHINA VALVES TECHNOLOGY, INC.

By:_______________________________
     Name: Siping Fang
     Title:  Chief Executive Officer

Address:   No. 93 West Xinsong Road
   Kaifeng, Henan Province
   China 475002

Facsimile:  86-378-2924630
Attn.:  Siping Fang

MAKE GOOD PLEDGOR:

Bin Li

___________________________________

Address:    1165 Rugglestone Way
    Duluth, GA 30097

Facsimile:  (770) 888-0589
Attn.: Bin Li

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK -
 Signature page for other parties follows]

Signature Page to the Amendment to Make Good Escrow Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

FOR ENTITIES:

_______________________
(Name of Entity)

By:____________________
Name:
Title:

_______________________
(Number of Shares)

FOR INDIVIDUALS:

_______________________
Name:

_______________________
(Number of Shares)

Signature Page to the Amendment to Make Good Escrow Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

ESCROW AGENT:

ESCROW, LLC, as Escrow Agent

By:_______________________________
      Name:
      Title:

Address:   360 Main St.,
   Washington, VA 22747
Facsimile:  (540) 347-2291
Attn.:

INVESTOR AGENT

BREAN MURRAY CARRET & CO., LLC, as Investor Agent

By:_______________________________
     Name:
     Title:

Address:

Facsimile:
Attn.:

Signature Page to the Amendment to Make Good Escrow Agreement